UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule14a‑12

FINANCIAL INVESTORS TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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	(1)	Title of each class of securities to whom transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
	(4)	Proposed maximum aggregate value of transaction:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FINANCIAL INVESTORS TRUST

ALPS/Westport Resources Hedged High Income Fund

January 11, 2016

Dear Shareholders:

The enclosed Proxy Statement discusses a proposal to be voted upon by the shareholders (the “Shareholders”) of the ALPS/Westport Resources Hedged High Income Fund (the “Fund”), a series of Financial Investors Trust (the “Trust”), at a meeting to be held on February 25, 2016. Please review the Proxy Statement and cast your vote on the proposal. After consideration of the proposal, the Board of Trustees of the Fund has unanimously approved, subject to shareholder approval, the proposal. The Board of Trustees of the Fund recommends that you vote FOR the proposal.

Amundi Smith Breeden LLC (“ASB”) serves as the sub-adviser to the Fund and is responsible for the day-to-day management of a portion the Fund’s assets. ASB is 100% owned by Amundi USA, Inc. which is 100% owned by Amundi S.A., which is 100% owned by Amundi Group. Prior to November 12, 2015, Amundi Group was jointly owned by Credit Agricole SA (“CASA”), an 80% shareholder, and Societe Generale SA (“SG”), a 20% shareholder, which also controls 1/3 of the Amundi Group Board. On November 12, 2015, CASA and SG conducted an initial public offering of Amundi Group (the “Transaction”), pursuant to which SG sold a significant portion of its Amundi Group shares and SG’s control of the Amundi Group’s Board dropped below 25%. The Transaction constituted a change of control event for ASB and resulted in an assignment and termination of the then-existing sub-advisory agreement. In anticipation of the Transaction and these related events, the Board of Trustees of the Fund approved an interim sub-advisory agreement on November 10, 2015 (the “Interim Agreement”) which allows ASB to continue to serve as the sub-adviser to the Fund under terms substantially similar to those of the prior sub-advisory agreement. The Interim Agreement is effective as of November 12, 2015 and will remain effective for 150 days from such effective date, or until a new sub-advisory agreement is approved, if sooner.

To provide for continuity in the operation of the Fund, you are being asked to approve a new sub-advisory agreement (the “New Agreement”) among the Trust, Westport Resources Management, Inc. (“Westport”) and ASB. Under the New Agreement, ASB will continue to provide investment advisory services to the Fund, subject to the oversight of Westport and the Board of Trustees, under terms that are similar in all material respects to the prior sub-advisory agreement and for the same fees that are currently in effect.

The Fund’s investment objective or investment strategies have not changed as a result of the Transaction, and the investment advisory personnel of ASB who provide services to the Fund are expected to continue to do so. Additionally, the fee waiver/expense reimbursement arrangement in place between Westport and the Fund will remain unchanged and will extend to a date that is two years from the effective date of the New Agreement.

The composition of the Board of Trustees of the Fund will not be changed as a direct result of the New Agreement, and the Board of Trustees will continue to make decisions regarding the independent accountants, custodian, administrator, distributor and transfer agent of the Fund. No changes are being proposed to these existing service providers at this time.

The Transaction and the proposal are discussed in detail in the enclosed Proxy Statement. Approval of the New Agreement will neither alter the number of shares you own in the Fund nor cause a change to the advisory fees charged to the Fund.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE FOR THE PROPOSAL.

Your vote is important no matter how many shares you own. The proxy documents explain the proposal in detail, and we encourage you to review the proxy documents. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll-free number and following the instructions. If you have any questions about the proposal or the voting instructions, you may call 1-844-700-1481

Very truly yours,

/s/ Edmund J. Burke

Edmund J. Burke
 Chairman of the Board and President of Financial Investors Trust

FINANCIAL INVESTORS TRUST

ALPS/Westport Resources Hedged High Income Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be Held On
February 25, 2016

1290 Broadway, Suite 1100
Denver, Colorado 80203
 (303) 623-2577

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of shareholders (the “Shareholders”) of the ALPS/Westport Hedged High Income Fund (the “Fund”) will be held in the offices of ALPS Advisors, Inc. (“AAI” or “ALPS Advisors”), at 1290 Broadway, Suite 1100, Denver, Colorado, on February 25, 2016 at 10:00 a.m. Mountain time.

As described in further detail in the enclosed Proxy Statement, Amundi Smith Breeden LLC (“ASB”) serves as the sub-adviser to the Fund and is responsible for the day-to-day management of a portion the Fund’s assets. ASB is 100% owned by Amundi USA, Inc. which is 100% owned by Amundi S.A., which is 100% owned by Amundi Group. Prior to November 12, 2015, Amundi Group was jointly owned by Credit Agricole SA (“CASA”), an 80% shareholder, and Societe Generale SA (“SG”), a 20% shareholder, which also controls 1/3 of the Amundi Group Board. On November 12, 2015, CASA and SG conducted an initial public offering of Amundi Group (the “Transaction”), pursuant to which SG sold a significant portion of its Amundi Group shares and SG’s control of the Amundi Group’s Board dropped below 25%. The Transaction constituted a change of control event for ASB and resulted in an assignment and termination of the then-existing sub-advisory agreement. In anticipation of the Transaction and the related events, the Board of Trustees of the Fund approved an interim sub-advisory agreement on November 10, 2015 (the “Interim Agreement”) which allows ASB to continue to serve as the sub-adviser to the Fund under terms substantially similar to those of the prior sub-advisory agreement. The Interim Agreement is effective as of November 12, 2015 and will remain effective for 150 days from such effective date, or until a new sub-advisory agreement is approved, if sooner.

At the Meeting, Fund shareholders will be asked to vote on the proposal below, and to transact any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof:

1.	To approve a new Investment Sub-Advisory Agreement among Financial Investors Trust (the “Trust”), on behalf of the Fund, Westport Resources Management, Inc. (“Westport”) and ASB (the “Proposal”).

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Any shareholder who owned shares of the Fund as of the close of business on December 17, 2015 (the “Record Date”) will receive notice of the Meeting and will be entitled to vote at the Meeting. Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Fund or by voting in person at the Meeting.

YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting. If you attend the Meeting, you may vote your shares in person. However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or facsimile. We ask your cooperation in voting your proxy promptly.

By order of the Board of Trustees of Financial Investors Trust, on behalf of the ALPS/Westport Hedged High Income Fund.

/s/ JoEllen L. Legg

JoEllen L. Legg
 Secretary

January 11, 2016

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q. What is happening?

A. Amundi Smith Breeden LLC (“ASB”) serves as the sub-adviser to the Fund and is responsible for the day-to-day management of a portion the Fund’s assets. ASB is 100% owned by Amundi USA, Inc. which is 100% owned by Amundi S.A., which is 100% owned by Amundi Group. Prior to November 12, 2015, Amundi Group was jointly owned by Credit Agricole SA (“CASA”), an 80% shareholder, and Societe Generale SA (“SG”), a 20% shareholder, which also controls 1/3 of the Amundi Group Board. On November 12, 2015, CASA and SG conducted an initial public offering of Amundi Group (the “Transaction”), pursuant to which SG sold a significant portion of its Amundi Group shares and SG’s control of the Amundi Group’s Board dropped below 25%.

The Transaction resulted in an assignment and termination of the then-existing sub-advisory agreement, dated December 19, 2013 (the “Prior Agreement”), among Financial Investors Trust (the “Trust”), Westport Resources Management. Inc. (“Westport”) and ASB. In anticipation of the Transaction and these related events, and in accordance with Rule 15a-4 under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees of the Fund approved an interim sub-advisory agreement on November 10, 2015 (the “Interim Agreement”) which allow ASB to continue to serve as the sub-adviser to the Fund under terms substantially similar to those of the Prior Agreement. The Interim Agreement is effective as of November 12, 2015 and will remain effective for 150 days from such effective date, or until a new sub-advisory agreement is approved, if sooner.

To provide for continuity in the operation of the Fund, the Board has determined that it is appropriate at this time to seek shareholder approval of a new sub-advisory agreement among the Trust, Westport and ASB (the “New Agreement”), at a special meeting of shareholders of the Fund (the “Meeting”). Under the New Agreement, ASB will continue to provide investment advisory services to the Fund, subject to the oversight of Westport and the Board of Trustees, under terms that are similar in all material respects to the Prior Agreement and for the same fees that are currently in effect. Additionally, the fee waiver/expense reimbursement arrangement in place between Westport and the Fund will remain unchanged and will extend to a date that is two years from the effective date of the New Agreement.

The Fund’s investment objective or investment strategies have not changed as a result of the Transaction, and the investment advisory personnel of ASB who provide services to the Fund are expected to continue to do so under the Interim Agreement and, if approved by shareholders, under the New Agreement. However, there can be no assurance that any particular employee of Westport or of ASB will choose to remain in their current place of employment in the future.

The composition of the Board of Trustees of the Fund will not be changed as a direct result of the New Agreement, and the Board of Trustees will continue to make decisions regarding the independent accountants, custodian, administrator, distributor and transfer agent of the Fund. No changes are being proposed to these existing service providers at this time.

Q. What proposal am I being asked to vote on?

A. At the Meeting, you will be asked to vote on the proposal below, and to transact any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof:

1.    To approve a new Investment Sub-Advisory Agreement among Financial Investors Trust (the “Trust”), on behalf of the Fund, Westport and ASB (the “Proposal”).

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares in the Fund and have the right to vote on this very important proposal concerning your investment.

Q. How will the Transaction or the approval of the New Agreement affect me as a Fund Shareholder?

A. The Fund and its investment objectives will not change as a result of the completion of the Transaction or the approval of the New Agreement, and you will still own the same shares in the Fund. The terms of the New Agreement are the same as the Prior Agreement in all material respects except for the new commencement date. The advisory fee rates charged to the Fund will remain the same as under the current Interim Agreement and the Prior Agreement. If approved by the shareholders, the New Agreement will have an initial two-year term and will be subject to annual renewal thereafter. The ASB portfolio managers who currently manage the Fund are expected to continue to manage the Fund under the New Agreement. Additionally, the fee waiver/expense reimbursement arrangement in place between Westport and the Fund will remain unchanged and will extend to a date that is two years from the effective date of the New Agreement. The composition of the Board of Trustees of the Fund will not be changed as a direct result of the New Agreement, and the Board of Trustees will continue to make decisions regarding the independent accountants, custodian, administrator, distributor and transfer agent of the Fund. No changes are being proposed to these existing service providers at this time.

Q. Will the Fund’s name change?

A. No. The Fund’s name will not change.

Q. Has the Board of Trustees approved the New Agreement and how do the Trustees of the Fund recommend that I vote?

A. The Board of Trustees unanimously approved the New Agreement at a meeting held on November 10, 2015, and recommends that you vote FOR the proposal.

Q. Who will bear the costs related to this proxy solicitation?

A. Amundi Smith Breeden LLC, the Fund’s sub-adviser, has agreed to bear any such costs.

Q. Who is entitled to vote?

A. If you owned shares of the Fund as of the close of business on December 17, 2015 (the “Record Date”), you are entitled to vote.

Q. When and where will the Meeting be held?

A. The Meeting will be held at the offices of ALPS Advisors, Inc., at 1290 Broadway, Suite 1100, Denver, Colorado, on February 25, 2016 at 10:00 a.m. Mountain time.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;
By Telephone: Call the number printed on the enclosed proxy card(s);
By Fax: Fax the enclosed proxy card to the number printed on the proxy card; or
In Person: Attend the Meeting as described in the Proxy Statement.

Q. What vote is required to approve the proposal?

A. Approval of the New Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of the proposal.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Fund in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person.

Q. How can I obtain a copy of the Fund’s annual or semi-annual report?

A. If you would like to receive a copy of the latest annual or semi-annual report(s) for the Fund, please call 1-866-759-5679, or write to ALPS Fund Services, Inc., P.O. Box 44386, Denver, Colorado 80201. The reports will be furnished free of charge.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call 1-844-700-1481.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expenses involved in validating your vote if you fail to sign your proxy card properly.

(1) Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

(2) Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

(3) Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp.

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) Estate of John B. Smith	John B. Smith, Jr., Executor

FINANCIAL INVESTORS TRUST

ALPS/Westport Resources Hedged High Income Fund

PROXY STATEMENT

for the Special Meeting of Shareholders
 to be held on February 25, 2016

1290 Broadway, Suite 1100
Denver, Colorado 80203
 (303) 623-2577

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Financial Investors Trust (the “Trust”), on behalf of the ALPS/Westport Resources Hedged High Income Fund (the “Fund”), to be used at the special meeting of shareholders (the “Shareholders”) of the Fund to be held in the offices of ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado on February 25, 2016 at 10:00 a.m. Mountain time and at any adjournments thereof (such meeting and any adjournments being referred to as the “Meeting”).

Solicitation of Proxies

The solicitation of proxies for use at the Meeting is being made primarily by the Fund via the mailing on or about January 11, 2016 of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone, facsimile or personal interview (i) by officers and Trustees of the Fund, (ii) by officers, employees and agents of the Fund’s co-investment adviser, Westport Resources Management, Inc. (“Westport”), the Fund’s sub-adviser, Amundi Smith Breeden LLC (the “Sub-adviser” or “ASB”) and/or its affiliates, and (iii) by officers, employees and agents of the Fund’s administrator, ALPS Fund Services, Inc. (“ALPS”), and/or its affiliates. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile or other electronic means.

At the Meeting, Fund shareholders will be asked to vote on the proposal below, and to transact any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof:

1.    To approve a new Investment Sub-Advisory Agreement among Financial Investors Trust, on behalf of the ALPS/Westport Resources Hedged High Income Fund, Westport and ASB (the “Proposal”).

The Board of Trustees has set the close of business on December 17, 2015 as the record date (the “Record Date”), and only Shareholders of record on the Record Date will be entitled to vote on this proposal at the Meeting. The number of Fund shares issued and outstanding as of the Record Date is as follows:

Class	Number of Shares Outstanding
Class A	254,332.695
Class C	63,000.818
Class I	1,920,228.698

Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “GENERAL INFORMATION” and “VOTING INFORMATION.”

GENERAL OVERVIEW

The Transaction

Amundi Smith Breeden LLC (“ASB”) serves as the sub-adviser to the Fund and is responsible for the day-to-day management of a portion the Fund’s assets. ASB is 100% owned by Amundi USA, Inc. which is 100% owned by Amundi S.A., which is 100% owned by Amundi Group. Prior to November 12, 2015, Amundi Group was jointly owned by Credit Agricole SA (“CASA”), an 80% shareholder, and Societe Generale SA (“SG”), a 20% shareholder, which also controls 1/3 of the Amundi Group Board. On November 12, 2015, CASA and SG conducted an initial public offering of Amundi Group (the “Transaction”), pursuant to which SG sold a significant portion of its Amundi Group shares and SG’s control of the Amundi Group’s Board dropped below 25%.

Prior Agreement and Interim Agreement

The Transaction constituted a change of control event for ASB and resulted in an assignment and termination of the then-existing sub-advisory agreement among Financial Investors Trust (the “Trust”), Westport Resources Management, Inc. (“Westport”) and ASB (the “Prior Agreement”). In anticipation of the Transaction and these related events, and in accordance with Rule 15a-4 under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees of the Fund approved an interim sub-advisory agreement on November 10, 2015 (the “Interim Agreement”) which allows ASB to continue to serve as the sub-adviser to the Fund under terms substantially similar to those of the Prior Agreement. The Interim Agreement is effective as of November 12, 2015 and will remain effective for 150 days from such effective date, or until a new sub-advisory agreement is approved, if sooner. You are not required, and are not being asked, to review or approve the Interim Agreement.

New Agreement

To provide for continuity in the operation of the Fund, the Board has determined that it is appropriate at this time to seek shareholder approval of a new sub-advisory agreement among the Trust, Westport and ASB (the “New Agreement”), at a special meeting of shareholders of the Fund (the “Meeting”). Under the New Agreement, ASB will continue to provide investment sub-advisory services to the Fund, subject to the oversight of Westport and the Board of Trustees, under terms that are similar in all material respects to the Prior Agreement and for the same fees that are currently in effect.

The Fund’s investment objective or investment strategies have not changed as a result of the Transaction, and the investment advisory personnel of ASB who provide services to the Fund are expected to continue to do so under the Interim Agreement and, if approved by shareholders, the New Agreement. However, there can be no assurance that any particular employee of Westport or of ASB will choose to remain in their current place of employment in the future.

Westport currently serves as investment adviser to the Fund. The Transaction did not affect the Trust’s investment advisory agreement with Westport, and if the New Agreement is approved by the Fund’s shareholders, Westport will continue as a co-investment adviser to the Fund. Additionally, the fee waiver/expense reimbursement arrangement in place between Westport and the Fund will remain unchanged and will extend to a date that is two years from the effective date of the New Agreement.

The composition of the Board of Trustees of the Fund will not be changed as a direct result of the New Agreement, and the Board of Trustees will continue to make decisions regarding the independent accountants, custodian, administrator, distributor and transfer agent of the Fund. No changes are being proposed to these existing service providers at this time.

If approved by the Shareholders of the Fund, the New Agreement will become effective no later than April 9, 2016.

PROPOSAL: APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENT

Shareholders of the Fund are being asked to approve a new Investment Sub-advisory Agreement among the Trust, on behalf of the Fund, Westport and ASB. Approval of the New Agreement is being sought so that the operation of the Fund can continue without interruption.

Board Approval and Recommendation

On December 15, 2015, the Board of Trustees of the Fund, including a majority of the Independent Trustees: (i) unanimously approved the New Agreement and (ii) unanimously recommended that Shareholders of the Fund approve the New Agreement. A summary of the Board’s considerations is provided below in the section titled “EVALUATION BY THE BOARD.”

Description and Comparison of the Prior, Interim and New Agreements

The form of the New Agreement is set forth in Exhibit A to this Proxy Statement. The description of terms in this section and the summaries in Exhibit B are qualified in their entirety by reference to Exhibit A. Exhibit B to this Proxy Statement shows:

●	the dates of the Prior and Interim Agreements;

●	the dates on which the Prior and Interim Agreements were last approved by the Board;

●	the advisory fee rates under the Prior, Interim and New Agreements;

●	the aggregate amount of ASB’s sub-advisory fee and the amount and purpose of any other payments by the Fund or Westport to ASB, or any of its affiliated persons or affiliated person of such person, during the fiscal year ended October 31, 2015; and

●	whether Westport or ASB has waived, reduced or otherwise agreed to reduce its compensation with respect to the Fund under any applicable contract.

As a result of the Transaction, the Prior Agreement terminated on November 12, 2015, and was replaced with immediate effect by the Interim Agreement. Except as described below, the New Agreement will be similar in all material respects to the Prior Agreement and the Interim Agreement.

Services Provided

Under the terms of the Prior Agreement and the Interim Agreement, ASB was, and currently is, responsible for the coordination of the investment and reinvestment of assets of the Fund, and for determining the composition of the assets of the Fund, in accordance with the terms of the respective agreements and the Fund’s prospectus and statement of additional information, subject to the direction, supervision and control of Westport, a co-investment adviser to the Fund, and the Board of Trustees. ASB is authorized to place orders for the purchase and sale of securities of the Fund with or through brokers, dealers or banks as ASB may select, and, subject to Section 28(e) of the Securities Exchange Act of 1934, may pay commissions on transactions in excess of the amount of commissions another broker or dealer would have charged.

ASB’s responsibilities and obligations under the New Agreement will be substantively identical to those under the Prior Agreement and the Interim Agreement.

Compensation

Under the terms of the Prior Agreement and the Interim Agreement, ASB was, and currently is, eligible to receive from Westport a portion of the advisory fee paid by the Fund to Westport, payable monthly in the amount of one percent (1.00%) of the average daily net assets allocated to ASB. However, the Interim Agreement contains additional provisions that require compensation earned by ASB to be held in an interest-bearing escrow account pending Shareholder consideration of the New Agreement. If Shareholders of the Fund approve the New Agreement before April 9, 2016, the amount held in escrow, including interest, will be paid to ASB. If Shareholders of the Fund do not approve the New Agreement within the above timeframe, ASB will receive the lesser of the costs incurred performing its services under the Interim Agreement or the total amount in escrow, including interest.

Under the New Agreement, ASB will be eligible to receive compensation from Westport pursuant to terms that will be substantively identical to those of the Prior Agreement. The New Agreement will not contain the escrow provisions described in connection with the Interim Agreement.

Liability of ASB, Board or Shareholders

Under the terms of the Prior Agreement and the Interim Agreement, ASB was, and currently is, not liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by Westport, the Fund or the Trust as a result of any error of judgment or any action or inaction taken in good faith by ASB or its affiliates, except as may be otherwise provided by the 1940 Act or any other federal law, and assuming the absence of willful misconduct, fraud, reckless disregard or gross negligence. No Trustee or Shareholder of the Trust shall be personally liable for any debts, liabilities, obligations or expenses incurred by or contracted for under either the Prior Agreement and/or the Interim Agreement.

The New Agreement will provide for limitations of liability substantively identical to those described above.

Term and Termination

The Prior Agreement provided for an initial term of two (2) years, with annual renewal thereafter only if such continuance was specifically approved at least annually by the vote of a majority of the Trustees, including a majority of the Trustees who are not interested persons, cast at an in-person meeting, or by a majority of the outstanding voting securities of the Trust. The Prior Agreement automatically terminated in the event of its assignment, or in the event of the assignment or termination of the investment advisory agreement between Westport and the Trust with respect to the Fund. The Prior Agreement was terminable by the Board or by a vote of a majority of the Fund’s outstanding voting securities upon sixty (60) days’ notice by the Board. The Interim Agreement, in accordance with its terms, will end on April 9, 2016. The Interim Agreement is also terminable by the Board or by a vote of a majority of the Fund’s outstanding voting securities upon 10 calendar days’ notice to ASB.

The New Agreement will have a term substantively identical to the Prior Agreement with an initial term of two (2) years and annual renewal thereafter subject to approval. The New Agreement will also be terminable by the Board or by a vote of a majority of the Fund’s outstanding voting securities upon sixty (60) days’ notice by the Board. The commencement date of the New Agreement will be no later than April 9, 2016.

Required Quorum and Vote

The presence in person or by proxy of one-third of the Trust’s shares that are entitled to vote constitutes a quorum (which will allow for the transaction of business at the Meeting).

Assuming a quorum is present, approval of the New Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Effect if the Proposal is not Approved

If the New Agreement is not approved by the Fund’s Shareholders, the Interim Agreement will terminate on April 9, 2016, and the Board of Trustees may consider such other actions as they deem appropriate.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL.

EVALUATION BY THE BOARD

Summary of Board Meeting and Considerations

The Board of Trustees met on November 10, 2015 and in person on December 15, 2015 to evaluate, among other things, the Transaction, ASB, and to determine whether approving the Interim Agreement and the New Agreement, respectively, was in the best interests of the Fund’s Shareholders. At this meeting and throughout the consideration process, the Independent Trustees were advised by independent legal counsel.

In their consideration of the Interim Agreement and the New Agreement, the Board reviewed materials furnished by Westport and ASB, and communicated with senior representatives of Westport and ASB regarding ASB’s personnel, operations and financial condition. The Board also reviewed the terms of the Transaction, the Interim Agreement and the New Agreement, and considered their possible effects on the Fund and its Shareholders.

During this process, the representatives of ASB indicated their belief that the Transaction would not adversely affect (i) the continued operation of the Fund; and (ii) the capability of ASB to continue to provide the same level of advisory and other services to the Fund. Those representatives indicated that they believed that the Transaction may provide certain benefits to the Fund, but also indicated that there could be no assurance as to any particular benefits that may result.

In connection with the Board’s recommendation that Shareholders approve the New Agreement, the Board considered, among others, the following factors, but without identifying any single factor as all-important or controlling:

(i) the assurances from ASB that the manner in which the Fund’s assets are sub-advised will not change in any material manner, that the personnel who currently manage the Fund’s assets will continue to do so after the Transaction, and that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund;

(ii) the fact that the material terms of the New Agreement, including the fees payable by the Fund, are substantively identical to the material terms of the Prior Agreement;

(iii) the agreement by Westport to extend the Fund’s fee waiver/expense reimbursement arrangement to a date that is two years from the effective date of the New Agreement;

(iv) the history, reputation, qualifications and background of ASB and its key personnel;

(v) the fact that Fund shareholders will not bear any costs in connection with the Transaction, insofar as ASB has agreed to pay such expenses, including proxy solicitation expenses; and

(vii) other factors described in greater detail below.

Board Consideration of the New Agreement

The 1940 Act requires the Board to review the Agreement and consider whether to recommend that Shareholders approve it.

In anticipation of the Board’s meeting on December 15, 2015, and as part of the process to consider the New Agreement, the Board requested certain information from ASB. In response to these requests, the Board received reports from ASB that addressed specific factors to be considered by the Board. The Board also received from counsel a memorandum regarding the Board’s responsibilities pertaining to the approval of the advisory contracts.

At the December 15, 2015 meeting, the Trustees discussed with representatives of Westport and ASB the general plans and intentions of ASB regarding the Fund. The Board also inquired about any changes in plans for, and anticipated roles and responsibilities of, the employees and officers of ASB in connection with the Transaction, including the anticipated senior management structure. Prior to the Board’s approval of those agreements, the Independent Trustees met to consider management’s recommendations as to the approval of the New Agreement. Based on its evaluation, the Board unanimously concluded that the terms of the New Agreement were reasonable and fair and that the approval of the New Agreement was in the best interests of the Fund and its Shareholders.

In voting to approve the New Agreement, the Board did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters it considered. The Board considered whether the New Agreement would be in the best interests of the Fund and its Shareholders, based on: (i) the nature, extent and quality of the services to be provided under the Agreement; (ii) the investment performance of the ASB-managed portion of the Fund; (iii) the sub-advisory fees payable by Westport to ASB to the Fund and the fees paid by ASB’s other comparable clients, if any; (iv) projected profits to be realized by ASB and its affiliates from their relationships with the Fund; (v) the fact that economies of scale may be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of Shareholders; (vi) potential fall-out benefits to ASB from its relationships with the Fund; and (vii) other general information about ASB. The following is a summary of the Board’s consideration and conclusions regarding these matters.

Nature, Extent and Quality of the Services Provided

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund under Interim Agreement and the New Agreement. The Trustees reviewed certain background materials supplied by ASB, including their Form ADV.

The Board reviewed and considered ASB’s investment advisory personnel, their history as asset managers, their performance and the amount of assets currently under management by ASB, and reviewed the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also reviewed the research and decision-making processes utilized by ASB, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Fund.

The Board also reviewed certain compliance-related materials and noted that they have received reports on these services and compliance issues from ASB at each regular Board meeting throughout the year related to the services rendered with respect to the Fund. The Board concluded that the Transaction was unlikely to have a material effect on the nature, extent, and quality of the services rendered by ASB to the Fund.

Investment Performance

The Board reviewed performance information for the component of the Fund managed by ASB (both gross and net of ASB’s sub-advisory fee) for the 1-year and since inception periods ended September 30, 2015. The Board reviewed gross and net composite performance for the absolute return long/short credit relative value strategy managed by ASB for the 1-year, 3-year, 5-year, 10-years and since inception periods. The Board also considered ASB’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes. The Board concluded that the Fund had a relatively short performance track record dating back to the Fund’s inception in January 2014, and that ASB’s performance-to-date was acceptable in light of market factors and of the intended role of the ASB-managed portion of the Fund in the overall Fund investment objectives.

Fees and Expenses

The Board reviewed and considered (a) the contractual annual advisory fee to be paid by the Trust, on behalf of the Fund, to Westport and (b) the contractual sub-advisory fee to be paid by Westport to ASB, in light of the extent and quality of the advisory services provided by Westport and ASB to the Fund. The Board also reviewed the advisory fees charged by ASB for comparable accounts employing comparable strategies, and concluded that the sub-advisory fees proposed under the New Agreement are reasonable in light of those other business relationships between ASB and its clients. The Board also considered the agreement by Westport to extend the Fund’s fee waiver/expense reimbursement arrangement to a date that is two years from the effective date of the New Agreement.

Profitability and Costs of Services to ASB

The Trustees received and considered a historical and projected profitability analysis prepared by ASB based on the fees payable under the Prior Agreement and the New Agreement, and also considered information regarding the financial condition of ASB. The Board concluded that the profit, if any, being made by ASB on this arrangement was not unreasonable.

Extent of Economies of Scale as the Fund Grows and Whether Fee Levels Reflect Economies of Scale; Fall Out Benefits

The Trustees considered whether economies of scale, if any, in the provision of services to the Fund were being passed along to the shareholders. The Trustees considered whether any economies of scale, fall-out benefits or any other direct or indirect benefits would accrue to ASB from its relationship with the Fund. The Board also reviewed and considered any other benefits derived or to be derived by ASB from its relationship with the Fund, including soft dollar arrangements. The Board concluded that based on the current size of the Fund, there were no economies of scale, and that any fall-out benefits or other direct or indirect benefits accruing to ASB were not unreasonable or excessive.

The Board determined that, given the totality of the information provided with respect to the New Agreement, the Board had received sufficient information to approve the New Agreement. Based on their evaluation of the aforementioned considerations, the Board unanimously voted to approve the New Agreement, and to recommend to the Shareholders of the Fund that they approve the New Agreement.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the transaction, at least 75% of the members of the investment company’s board of trustees/directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

The Board intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act. The Board has not been advised by ASB or Westport of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” on the Fund. At the present time, five (5) of six (6) of the Trustees are classified as Independent Trustees and following the Transaction, all five (5) of the Independent Trustees will continue to be classified as such. In addition, the term of the expense waiver and reimbursement agreement between the Trust, on behalf of the Fund, and Westport has been extended such that it will expire, unless terminated earlier by the Board, on a date that is two years from the effective date of the New Agreement.

INFORMATION ABOUT ALPS ADVISORS, INC.

ALPS Advisors, Inc., subject to the authority of the Board of Trustees, is a co-adviser of the Fund and is responsible for the overall management and administration of the Fund’s business affairs. AAI commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the Securities and Exchange Commission as an investment adviser. AAI’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

WESTPORT RESOURCES MANAGEMENT, INC.

Westport Resources Management, Inc. (“Westport”), subject to the authority of the Board of Trustees, is a co-adviser of the Fund and is responsible for the overall management and administration of the Fund’s business affairs. Westport is the wealth management arm of Westport Resources, an independent investment and financial planning firm founded in 1986 by current CEO John Adams Vaccaro. Westport is registered with the Securities and Exchange Commission as an investment adviser. Its principal address is 55 Greens Farms Road, P.O. Box 3089, Westport, Connecticut 06880.

INFORMATION ABOUT AMUNDI SMITH BREEDEN LLC

Amundi Smith Breeden LLC (“ASB”), located at 280 South Mangum Street, Suite 301, Durham, North Carolina 27701, is the investment sub-adviser to the Fund. ASB is a registered investment adviser with the U.S. Securities and Exchange Commission (“SEC”). ASB currently manages assets for an international client base including corporate and public pension funds, insurance companies, endowments, foundations, Taft-Hartley funds, central and supranational banks, and funds of funds. As of October 31, 2015, ASB had approximately $9.2 billion in assets under management.

Information regarding the principal executive officers and directors of ASB and their principal occupations for the past five years is set forth below:

Name and Address*	Principal Occupation	Position(s) with the Fund (if any)
Patrick Pagni	Chair of ASB’s Board of Directors	None
Michael Giarla	Chief Executive Officer of ASB	None
Stephen A. Eason	Senior Executive Vice President of ASB	None
Elke Urban	Managing Director of ASB	None
John Sprow	Chief Risk Officer of ASB	None
Daniel Adler	Director of the Investment Management Group of ASB	None
Daniel Dektar	Chief Investment Officer of ASB	None
Amy Arganbright	Chief Operating Officer of ASB	None
Jonathan Duensing	Deputy Chief Investment Officer of ASB	None
Jennifer Miller	Chief Financial Officer of ASB	None
Aimee Harmelink	General Counsel and Chief Compliance Officer of ASB	None

*	The business address of each person identified here is 280 South Mangum Street, Suite 301, Durham, North Carolina 27701.

INFORMATION ABOUT OTHER SERVICE PROVIDERS

ALPS Fund Services, 1290 Broadway, Suite 1100, Denver, Colorado, 80203, serves as administrator and transfer agent to the Fund.

ALPS Portfolio Solutions Distributor, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203, serves as distributor of the Fund’s shares.

GENERAL INFORMATION

Ownership of Shares

As of the Record Date, the following shares of beneficial interest were outstanding in each class of the Fund.

ALPS/Westport Hedged High Income Fund
Class	Number of Shares Outstanding
Class A	254,332.695
Class C	63,000.818
Class I	1,920,228.698

As of the Record Date, and to the best knowledge of the Trust, the following persons were known to own of record more than 5% of any class of the voting securities of the Fund:

Class	Name and Address of Owner	Number of Shares Owned	% of Class	Type of Ownership
Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	138,388.867	54.1%	Record
Class A	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	36,457.827	14.33%	Record
Class A	Charles Schwab & Co. Inc. Special Custody ACCT FBO Customers ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	57,326.535	22.54%	Record
Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	62,734.872	99.58%	Record
Class I	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	832,294.750	43.34%	Record
Class I	Charles Schwab & Co. Inc. Special Custody ACCT FBO Customers ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	580,648.166	30.24%	Record

As of the Record Date, the Trustees and officers of the Trust, either individually or as a group, owned less than 1% of the outstanding shares of the Fund.

Any person owning more than 25% of the outstanding shares of a Fund may be deemed to control it.

As of the Record Date, no officer or Trustee of the Fund owns securities of, or has any other material direct or indirect interest in, ASB or any person controlling, controlled by or under common control with ASB. As of the Record Date, no Trustee of the Fund has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since June 9, 2015, to which ASB or an affiliate of ASB was a party.

Other Information

During the most recent fiscal year ended October 31, 2015, no commissions were paid by the Fund to a broker affiliated with Westport or ASB.

Payment of Solicitation Expenses

ASB will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. The aggregate cost of the proxy solicitation is expected to be approximately $21,500.00.

Delivery of Proxy Statement

In certain circumstances, only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund Shareholder, unless the Fund has received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please call 1-844-700-1481.

Other Business

The Trustees do not intend to bring any matters before the Meeting other than the Proposal described in this Proxy Statement, and the Trustees are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s) or postponement(s) thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Certain Shareholder Proposals

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Delaware law.

Reports to Shareholders and Financial Statements

The Annual Report to Shareholders of the Fund (if available), including financial statements of the Fund, have previously been sent to Fund shareholders. Upon request, the Fund’s most recent annual and subsequent semi-annual report (when available) can be obtained at no cost. To request a report for the Fund, please call 1-866-759-5679, write to ALPS Fund Services, Inc., P.O. Box 44386, Denver, Colorado 80201, or visit www.alpsfunds.com.

VOTING INFORMATION

Voting Rights

Only Shareholders of record of the Fund on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof.

Each proxy solicited by the Boards of Trustees which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Fund’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person. Any letter of revocation or later-dated proxy must be received by the Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or facsimile may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

For the Proposal, the Fund understands that the New York Stock Exchange (the “NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer's shares on a new investment advisory contract. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to the Proposal. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the Proposal.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter. Abstentions and broker non-votes will be disregarded in determining the “votes cast” on the Proposal, and as a consequence, will have the effect of a vote against the Proposal.

Quorum; Adjournment

For the Fund, one-third of the shares outstanding on the Record Date and entitled to vote, present and in person or represented by proxy, constitutes a quorum for the transaction of business by the Shareholders at the Meeting. The presence of a quorum alone, however, is not sufficient to approve a proposal (see “Vote Required” below). In the event a quorum is present at the Meeting, but sufficient votes to approve the proposal have not been received or in the discretion of such persons, the Chairman of the meeting or persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

Vote Required

Approval of the Proposal will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the Investment Company Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

To assure the presence of a quorum at the Meeting (which will allow for the transaction of business), and to help assure that your vote is noted, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience.

Should shareholders require additional information regarding the proxy or replacement proxy cards, they may call 1-844-700-1481 (toll-free). Representatives are available Monday through Friday, 9:00 a.m. Eastern time to 6:00 p.m. Eastern time and Saturday, 10:00 a.m. Eastern time to 6:00 p.m. Eastern time.

EXHIBITS TO PROXY STATEMENT

EXHIBIT A:	Form of New Agreement

EXHIBIT B:	Data Regarding Prior and Interim Agreements

EXHIBIT A

FORM OF NEW AGREEMENT

FINANCIAL INVESTORS TRUST
SUB-ADVISORY AGREEMENT

ALPS/WESTPORT RESOURCES HEDGED HIGH INCOME FUND

AGREEMENT, effective as of ________, by and among Westport Resources Management, Inc. (the "Investment Adviser"), a Connecticut corporation having its principal place of business at 55 Greens Farms Road, Westport, Connecticut 06880, Financial Investors Trust, a Delaware statutory trust (the "Trust"), on behalf of the funds listed in Appendix A hereto, as amended from time to time, each a series of the Trust (each, a "Fund" and collectively, the "Funds"), and Amundi Smith Breeden LLC, a limited liability company (the "Sub-Adviser"), having its principal place of business at 280 South Mangum Street, Suite 301, Durham, North Carolina, 27701.

WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Trust and the Investment Adviser desire to retain the Sub-Adviser to render investment advisory and other services to some or all of the Funds in the manner and on the terms hereinafter set forth;

WHEREAS, the Investment Adviser has the authority under the Investment Advisory Agreement, subject to the consent of the Trustees of the Trust (the "Trustees"), to select sub- advisers for each Fund; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Investment Adviser and some or all of the assets of each Fund.

NOW, THEREFORE, the Investment Adviser, the Trust and the Sub-Adviser agree as follows:

1. APPOINTMENT OF THE SUB-ADVISER

The Investment Adviser hereby appoints the Sub-Adviser to act as a sub-adviser for all or a portion of each Fund, and in accordance with the terms and conditions of this Agreement.

2. ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of each Fund will be maintained in the custody of a custodian (who shall be identified by Investment Adviser or by the Trust in writing). The Sub-Adviser will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reasonable reliance on instructions of the Sub-Adviser. The custodian will be responsible for the custody, receipt and delivery of securities and other assets of the Fund, and the Sub-Adviser shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of the Fund.

3. SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST

A.            As sub-adviser to each Fund, the Sub-Adviser will coordinate the investment and reinvestment of the assets of the Fund allocated to it hereunder and determine the composition of such assets of the Fund, in accordance with the terms of this Agreement, the Fund's Prospectuses and Statements of Additional Information, as currently in effect and as amended or supplemented from time to time, and subject to the direction, supervision and control of the Investment Adviser and the Trustees of the Trust.

Prior to the commencement of the Sub-Adviser's services hereunder, the Investment Adviser shall provide the Sub-Adviser with current copies of the Fund's Prospectuses and Statements of Additional Information ("SAl"). The Investment Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to the Fund's Prospectuses and Statements of Additional Information, and the Sub-Adviser will not need to comply until a copy has been provided to the Sub-Adviser. The Investment Adviser undertakes to highlight changes to the Fund's investment objective, policies or restrictions in any supplements, revisions or updated prospectus or SAl to facilitate compliance with such policies.

B.            The Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with or through such brokers, dealers or banks as the Sub-Adviser may select and, subject to Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), review by the Investment Adviser and the Trustees, and other applicable law, may pay commissions on transactions in excess of the amount of commissions another broker or dealer would have charged. The Sub-Adviser will seek best execution under the circumstances of the particular transaction taking into consideration the full range and quality of a broker's services in placing brokerage including, among other things, the value of research provided as well as execution capability, commission rate, financial responsibility and responsiveness to the Sub-Adviser. The Sub-Adviser may aggregate sales and purchase orders of securities or derivatives held in the Fund with similar orders being made simultaneously for other portfolios managed by the Sub-Adviser if, in the Sub-Adviser's reasonable judgment, such aggregation shall result in an overall economic benefit to the Fund in accordance with the Sub-Adviser's policies and procedures. A copy of these policies and procedures has been provided to the Investment Adviser.

C.            The Investment Adviser understands and agrees that the Sub-Adviser performs investment management services for various clients and may take action with respect to any of its other clients which may differ from action taken or from the timing or nature of action taken by the Sub-Adviser for the Fund. The Sub-Adviser's authority hereunder shall not be impaired because of the fact that it may effect transactions with respect to securities for its own account or for the accounts of others which it manages which are identical or similar to securities to which it may effect transactions for the Fund at the same or similar times.
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D.            The Sub-Adviser will provide the Investment Adviser and the Trust with copies of the Sub-Adviser's current policies and procedures adopted in accordance with Rule 206(4)-7 under the Advisers Act. Only to the extent that the Fund(s) are required by the 1940 Act to adopt or ratify the Sub-Adviser's specific policy or procedure, the Investment Adviser will submit such policy or procedure to the Trust's Board of Trustees for adoption or ratification by each of the Funds, with such modifications or additions thereto as the Board of Trustees or the Investment Adviser may recommend subject to the concurrence of the Sub-Adviser.

E.            The Sub-Adviser will maintain and preserve all accounts, books and records with respect to the assets of the Fund allocated to it as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13D, 13F and 13G of the Exchange Act solely on its own behalf(and those filings remain the property of the Sub- Adviser), with respect to its investments or holdings. The Fund or Adviser may have its own filing obligation with respect to Forms 13D, 13F, or 13G under the Exchange Act. The records relating to the services provided under this Agreement shall be the property of the Fund. The Fund, Sub-Adviser or Investment Adviser shall have the right to make copies of such records if required under applicable law.

F.            The Sub-Adviser will, unless and until otherwise directed by the Investment Adviser, exercise all investment rights of security holders with respect to securities held by each Fund, including, but not limited to: voting proxies in accordance with the Sub-Adviser's then- current proxy voting policies. Notwithstanding anything else to the contrary in this Agreement, Sub-Adviser will not compile or file claims or take any related actions on behalf of the Fund or Investment Adviser in any class action, bankruptcy or other legal proceeding related to securities currently or previously held in the Fund. However, Sub-Adviser shall provide factual information in its possession as the Fund or Investment Adviser may reasonably request.

G.            The Sub-Adviser will make available and provide information concerning the Sub-Adviser required by the Fund in the preparation of registration statements, reports and other documents required by federal and state securities laws, and such other information as the Fund or the Investment Adviser may reasonably request for use in the preparation of such documents, or of other materials necessary or helpful for the distribution of the Fund's shares, subject to the express use of name approval rights of the Sub-Adviser pursuant to Section 14 of this Agreement. Subject to paragraph 5 of this Agreement, the Fund, Trust, Investment Adviser or principal underwriter shall be responsible for the compliance of promotional materials prepared on behalf of the Fund with applicable laws and rules, including those of any applicable self- regulatory organization.

H.            In the performance of its duties and obligations under this Agreement, the Sub- Adviser shall act in conformity with the Fund's Prospectuses and Statements of Additional Information and with the instructions and directions of the Investment Adviser and of the Board of Trustees and will conform and comply with the applicable requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.
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I.            The Sub-Adviser at its expense will make available to the Trustees and the Investment Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Investment Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding a Fund and to consult with the Trustees of the Funds and Investment Adviser regarding each Fund's investment affairs, including economic, statistical and investment matters related to the Sub-Adviser's duties hereunder, and will provide periodic reports to the Investment Adviser or the Trustees relating to the investment strategies it employs. The Sub- Adviser and its personnel shall also cooperate fully with the commercially reasonable requests of counsel and auditors for, and the Chief Compliance Officers of, the Investment Adviser and the Trust.

J.            The Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. The Investment Adviser or the Fund will provide such documents to the Sub-Adviser in a reasonable timeframe prior to the due date. In addition, the Sub-Adviser and each officer and portfolio manager thereof designated by the Investment Adviser will provide on a timely basis such certifications or sub-certifications as the Investment Adviser or the Fund may reasonably request in order to support and facilitate certifications required to be provided by the Trust's Principal Executive Officer and Principal Accounting Officer.

K.            The Sub-Adviser will comply with such requirements of the Commodity Exchange Act ("CEA") and regulations of the Commodity Futures Trading Commission ("CFTC") that apply to Sub-Adviser with regard to the Funds, including without limitation filing such notices with the National Futures Association ("NFA") as may be required under the CEA or CFTC regulations.

4. COMPENSATION OF SUB-ADVISER

The Investment Adviser will pay the Sub-Adviser as compensation for providing services in accordance with this Agreement those fees as set forth in Appendix B. The Investment Adviser and the Sub-Adviser agree that all fees shall become due and owing to the Sub-Adviser promptly after the termination date of the Sub-Adviser with respect to any Fund and that the amount of such fees shall be calculated by treating the termination date as the next fee computation date. The annual base fee will be prorated for such fees owed through the termination date. In addition, the Investment Adviser shall be responsible for extraordinary expenses incurred by the Sub-Adviser in connection with the performance of its duties hereunder, including, without limitation, expenses incurred with respect to proxy voting execution, advice and reporting.
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5. LIABILITY AND INDEMNIFICATION

A.            Except as may otherwise be provided by the 1940 Act or any other federal securities law, in the absence of willful misconduct, bad faith or gross negligence, neither the Sub-Adviser nor any of its officers, affiliates, employees or consultants (its "Affiliates") shall be liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by the Investment Adviser, the Fund or the Trust as a result of any error of judgment or for any action or inaction taken in good faith by the Sub-Adviser or its Affiliates with respect to each Fund.

B.            Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Investment Adviser shall indemnify and hold harmless the Sub-Adviser, its officers, employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, "Sub-Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject at common law or otherwise, arising out of the Sub-Adviser's action or inaction or based on this Agreement; provided however, the Investment Adviser shall not indemnify or hold harmless the Sub-Adviser Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Sub-Adviser of a Sub-Adviser representation or warranty made herein, (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (iii) any untrue statement of a material fact contained in the Prospectuses or Statements of Additional Information, proxy materials, advertisements or sales literature, if such statement was made in reliance upon information furnished to the Investment Adviser by the Sub-Adviser in writing and intended for use therein.

C.            Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Sub-Adviser shall indemnify and hold harmless the Fund and the Trust, their officers, employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, "Fund Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Fund Indemnitees may become subject at common law or otherwise, arising out of the Sub-Adviser's action or inaction or based on this Agreement; provided however, the Sub- Adviser shall not indemnify or hold harmless the Fund Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Fund or the Trust of a Fund representation or warranty made herein or (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Fund or Trust in the performance of any of its duties or obligations hereunder.

E.          Notwithstanding anything in this Agreement to the contrary contained herein, the Sub-Adviser shall not be responsible or liable for its failure to perform under this Agreement or for any losses to the Investment Adviser or the Trust resulting from any event beyond the reasonable control of the Sub-Adviser or its agents, including but not limited to nationalization, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Trust's property; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts of war, terrorism, insurrection or revolution; or acts of God, or any other similar event.
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F.            No Trustee or shareholder of the Trust shall be personally liable for any debts, liabilities, obligations or expenses incurred by, or contracted for under this Agreement.

G.            The Investment Adviser, the Trust and the Funds (collectively "Customer") understand that certain provisions of this Agreement including, without limitation, this section of this Agreement, may serve to limit the potential liability of the Sub-Adviser. Customer has had the opportunity to consult with Sub-Adviser as well as, if desired, its professional advisors and legal counsel as to the effect of these provisions. Customer further understands that certain federal and state securities laws including, but not limited to, the Advisers Act, may impose liability or allow for legal remedies even where the Sub-Adviser has acted in good faith and that the rights under those laws may be non-waivable. Nothing in this Agreement shall, in any way, constitute a waiver or limitation by Customer of any rights which may not be so limited or waived in accordance with applicable law.

6. REPRESENTATIONS AND WARRANTIES OF THE INVESTMENT ADVISER

 The Investment Adviser represents, warrants and agrees that:

A.            The Investment Adviser has been duly authorized by the Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to each Fund as contemplated hereby.

B.          The Investment Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Sub-Adviser with a copy of such code of ethics.

C.          he Investment Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Investment Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

D.            The Investment Adviser acknowledges receipt of Part 2A of the Sub-Adviser's Form ADV at least 48 hours prior to entering into this Agreement, as required by Rule 204-3 under the Advisers Act.
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E.          The Investment Adviser shall provide (or cause the Trust's custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition to assets in the portion of each Fund managed by the Sub-Adviser, cash requirements and cash available for investment in such portion of each such Fund, and all other information as may be reasonably necessary for the Sub-Adviser to perform its duties hereunder.

F.            The Investment Adviser is not required to be registered with the CFTC as a futures commission merchant, introducing broker, commodity pool operator, commodity trading advisor or leverage transaction merchant, as such terms are defined in the by-laws and rules of the NFA.

G.            The Investment Adviser is not required to be registered as a member of the NFA.

7. REPRESENTATIONS AND WARRANTIES OF THE TRUST

The Trust represents, warrants and agrees as follows:

A.            The Fund is a series of the Trust that is duly registered as an open-end investment company under the 1940 Act.

B.        The execution, delivery and performance by the Trust of this Agreement are within the Trust's powers and have been duly authorized by all necessary action on the part of its Board of Trustees, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Trust of this Agreement.

C.        The execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Trust's Trust Instrument, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

D.        The Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Investment Adviser and the Sub-Adviser with a copy of such code of ethics.

E.        This Agreement is a valid and binding Agreement of the Trust, enforceable against it in accordance with the terms hereof.

8. REPRESENTATIONS AND WARRANTIES OF THE SUB-ADVISER

The Sub-Adviser represents, warrants and agrees as follows:

A.            The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.
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B.            The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide the Investment Adviser and the Trust with a copy of such code of ethics. Within forty- five (45) days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the Sub-Adviser shall certify to the Investment Adviser and the Trust that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Adviser or the Trust, the Sub- Adviser shall provide reasonable periodic certifications regarding compliance with its Code, and annually will provide copies of internal or external assessments that include descriptions of testing of, and Sub-adviser's compliance with its, Code of Ethics, including the Sub-Adviser's Chief Compliance Officer's ("CCO") annual report required under the Advisers Act.

C.            Upon written request, the Sub-Adviser shall provide a certification to the Fund to the effect that the Sub-Adviser has adopted and implemented policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons of the Advisers Act.

D.            The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

E.            The Sub-Adviser acknowledges that the Investment Adviser and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Adviser agrees not to consult with (i) other sub-advisers to a Fund, if any, (ii) other sub- advisers to any other fund of the Trust, or (iii) other sub-advisers to an investment company under common control with any Fund, concerning transactions for a Fund in securities or other assets.

F.          This Agreement is a valid and binding Agreement of the Sub-Adviser, enforceable against it in accordance with the terms hereof.

G.            The Sub-Adviser is registered with the CFTC in all capacities, if any, in which the Sub-Adviser is required under the CEA and the CFTC's regulations to be so registered and is registered with the NFA if required to be a member thereof.

9. NON-EXCLUSIVITY

The services of the Sub-Adviser to the Investment Adviser, the Fund(s) and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, officers and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm or corporation.
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10. SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by the Sub- Adviser hereunder, provided that no such person shall perform any services with respect to the Fund(s) that would constitute an assignment or require a written advisory agreement pursuant to the 1940 Act. In particular, the Sub-Adviser may engage investment personnel associated with its control affiliates to assist it with providing its services under this Agreement, provided that Sub-Adviser will remain liable to the Trust at all times for the performance of its obligations under the Agreement, will remain responsible for the acts and omissions of such control affiliates and will provide prior notice of use of any investment personnel. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Investment Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under the Agreement.

11. TERMINATION OF AGREEMENT

This Agreement shall continue in effect for an initial term of two (2) years from the effective date and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Trustees or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act. This Agreement may be terminated with respect to any Fund at any time, without the payment of any penalty, by a vote of the majority of the Trustees or by the vote of a majority of the outstanding voting securities of such Fund on sixty (60) days' prior written notice to the Investment Adviser, or the Investment Adviser on sixty (60) days' prior written notice to the Sub-Adviser. In addition, this Agreement may be terminated with respect to any Fund by the Sub-Adviser upon sixty (60) days’ prior written notice to the Investment Adviser. This Agreement will automatically terminate, without the payment of any penalty, in the event the Investment Advisory Agreement between the Investment Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason. The Investment Adviser shall endeavor to provide notice to the Trust and to the Sub-Adviser of any pending termination or assignment of the Investment Advisory Agreement as soon as reasonably practicable. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.
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12. AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties with respect to any Fund only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of such Fund (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Fund affected by the amendment or all the Funds of the Trust. Additional funds may be added to Appendix A by written agreement of the Investment Adviser and the Sub-Adviser.

13. ASSIGNMENT

The Sub-Adviser shall not assign this Agreement. Any assignment (as that term is defined in the 1940 Act) of this Agreement shall result in the automatic termination of this Agreement, as provided in Section 11 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of the Sub- Adviser except as may be provided to the contrary in the 1940 Act or the rules or regulations thereunder.

14. USE OF SUB-ADVISER'S NAME

In connection with the promotion and provision of information about the Fund or Trust, Sub-Adviser shall provide to the Trust or Investment Adviser upon reasonable request information relating to Sub-Adviser and its services to the Fund for inclusion in any promotional or disclosure materials. The Trust and Investment Adviser will not use Sub- Adviser's name or make any statements relating to Sub-Adviser or its affiliates in any such promotional or disclosure materials until Sub-Adviser has reviewed and approved the materials prior to their first use. Such approval will not be unreasonably withheld or delayed. Prior approval is not necessary for materials that merely list the Sub-Adviser as the sub-adviser to the Fund. The Trust and Investment Adviser may not use the logo of Sub-Adviser or any affiliate in any promotional materials without the prior approval of Sub-Adviser, which Sub-Adviser may grant or withhold in its sole discretion.

15. NOTICE OF CHANGE OF STATUS

The Investment Adviser agrees to provide prompt written notice to all other parties to this Agreement in the event its representations in sections 6F and 6G herein cease to be materially accurate. The Sub-Adviser agrees to provide prompt written notice to all other parties to this Agreement in the event its representation in section 8G herein ceases to be materially accurate.

16. ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to each Fund.
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17. HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

18. NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party (i) in person, (ii) by registered or certified mail, or (iii) delivery service, providing the sender with notice of receipt, or to such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered if sent in accordance with this paragraph.

For:	Westport Resources Management, Inc.
55 Greens Farms Road, Westport, Connecticut 06880
Attention: Jeffrey Sargent, Chief Compliance Officer

For:            Amundi Smith Breeden LLC
280 South Mangum Street, Suite 301
Durham, North Carolina, 27701
Attention: Senior Executive Vice President, Marketing & Client Service

For:            Financial Investors Trust
1290 Broadway, Suite 1100
Denver, CO 80203
Attention: General Counsel

19. SEVERABILITY AND SURVIVAL

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein. Sections 5, 17 and 22 shall survive the termination of this Agreement.

20. GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Colorado, without regard to the conflicts of laws provisions of that state, or any of the applicable provisions of the 1940 Act. To the extent that the laws of the State of Colorado, or any of the provisions in this Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control.

21. INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated persons," as used herein shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.
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22. CONFIDENTIALITY

Each party shall treat as confidential all Confidential Information of the other (as that term is defined below) and may use or disclose to third parties such information (i) in reasonable furtherance of the purposes of this Agreement, or (ii) pursuant to legal or regulatory requirement, governmental order or process or as required by a regulatory or self-regulatory authority with jurisdiction. For purposes of this Agreement, Confidential Information shall include all non- public business and financial information, methods, plans, techniques, processes, documents and trade secrets of a party. Confidential Information shall not include anything that (i) is or lawfully becomes in the public domain, other than as a result of a breach of an obligation hereunder, (ii) is furnished to the applicable party by a third party having a lawful right to do so, (iii) was known to the applicable party at the time of the disclosure, or (iv) were developed by the applicable party without use of any of the other party's Confidential Information.

23. CONTRACTING AUTHORITY

The Sub-Adviser may, subject to the review and approval of the Fund, negotiate and enter into agreements and contracts (including, but not limited to, brokerage agreements, International Swap Dealers Association ("ISDA") master agreements and schedules thereto, futures agreements, Master Securities Forward Transaction Agreements, other master agreements, other transaction agreements, investment transactions, confirmations of investment transactions and related documents for investment transactions), and make representations (including representations regarding the purchase of securities or other assets for investment) that the Sub-Adviser deems appropriate to carry out its duties and services hereunder.

24. CEA 4.7 EXEMPTION

The Fund consents to the accounts of the Fund being managed by the Sub-Adviser as an exempt account under Commodity Futures Trading Commission Rule 4.7.

This Agreement may be executed in counterparts each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS AGREEMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN AN ADVISORY PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF THE COMMODITY TRADING ADVISER DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS ADVISORY PROGRAM OR THIS AGREEMENT.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

WESTPORT RESOURCES MANAGEMENT, INC.

By:
Name:
Title:

AMUNDI SMITH BREEDEN LLC

By:
Name:
Title:

FINANCIAL INVESTORS TRUST

By:
Name:
Title:

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APPENDIX A TO
SUB-ADVISORY AGREEMENT

ALPS/Westport Resources Hedged High Income Fund
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APPENDIX B TO
SUB-ADVISORY AGREEMENT

In consideration for the services to be performed under this Agreement, the Sub-Adviser shall receive from the Investment Adviser from the management fee paid by the Trust to the Investment Adviser under the Investment Advisory Agreement an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of one percent of the average daily net assets allocated to the Sub-Adviser.
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EXHIBIT B

DATA REGARDING PRIOR, INTERIM, AND NEW AGREEMENTS

A.	Dates of Prior and Interim Agreements

	Agreement	Last approved by Board on	Last approved by Shareholders on
Prior Agreement
Sub-Advisory Agreement among Financial Investors Trust (on behalf of the ALPS/Westport Resources Hedged High Income Fund), Westport Resources Management, Inc. (“Westport”) and Amundi Smith Breeden LLC (“ASB”), dated December 19, 2013
		June 9, 2015	December 19, 2013
Interim Agreement
Sub-Advisory Agreement among Financial Investors Trust (on behalf of the ALPS/Westport Resources Hedged High Income Fund), Westport Resources Management, Inc. (“Westport”) and Amundi Smith Breeden LLC (“ASB”), dated November 12, 2015
		November 10, 2015	N/A

B.	Sub-Advisory Fee Rates Under Prior, Interim and New Agreements for the Fund.

Fund	Prior Agreement	Interim Agreement	New Agreement
ALPS/Westport Resources Hedged High Income Fund	1.00%	1.00%	1.00%

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C.	Payments to ASB During the Fiscal Year Ending October 31, 2015.

Aggregate Advisory Fees Paid by the Fund to ASB for FYE 10/31/2015	Aggregate Other Payments by the Fund to ASB for FYE 10/31/2015	Aggregate Other Payments by the Fund to Affiliates of ASB or Affiliates of Such Affiliates for FYE 10/31/2015	Aggregate Payments by Westport to ASB for FYE 10/31/2015
$0	$0	$0	$71,868.98*

*	Represents gross sub-advisory fees during the period. No fees have been waived during this period.

D.	Whether ASB or Westport Has Waived, Reduced or Otherwise Agreed to Reduce its Compensation with Respect to the Fund.

ALPS/Westport Resources Hedged High Income Fund Fee Waiver/Expense Reimbursement
There is no fee waiver/expense reimbursement arrangement in place between ASB and the Fund.

Westport has contractually agreed to waive its management fee and/or reimburse Fund expenses to the extent the Fund's Total Annual Operating Fund Expenses (excluding distribution and service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) exceed 1.99% of the Fund's average daily net assets. This agreement is currently in effect through February 29, 2016. Westport will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the end of the fiscal year in which the fee or expense was deferred. This agreement may only be terminated during the period by the Board of Trustees of the Trust.

If the New Agreement is approved by the Shareholders, this fee waiver/expense reimbursement arrangement in place between Westport and the Fund will remain unchanged and will extend to a date that is two years from the effective date of the New Agreement

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